UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549






                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 8, 1996

                              ANGELES PARTNERS XIV
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-14248              95-3959771
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000




Item 2.   Acquisition or Disposition of Assets

   On April 8, 1996, Angeles Partners XIV, a California limited partnership (the "Partnership"), sold two buildings in the Dayton Industrial Complex. Building 45 located in Vandalia, Ohio and Building 52 located in Beavercreek, Ohio were sold to an unaffiliated party, Mid-States Development Company, an Ohio general partnership, and an affiliate of Miller-Valentine Realty ("MV"), an Ohio corporation. In March 1992, the Partnership entered into an incentive management agreement with MV. An affiliate of MV was the original seller of the Dayton Industrial Complex to the Partnership. Pursuant to the agreement, MV was appointed exclusive leasing agent, property manager and sales agent for these properties. The Managing General Partner believed that the sale of the properties was in the best interest of the Partnership. The gross selling prices for Building 45 and 52 were $2,649,867 and $1,637,403, respectively.



Item 7.    Financial Statements and Exhibits

(c)        See Exhibit Index




                                   SIGNATURES


   In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ANGELES PARTNERS XIV

                                 By:   Angeles Realty Corporation II
                                       Managing General Partner


                                 By:   /s/ Carroll D. Vinson
                                       Carroll D. Vinson
                                       President


                                 By:   /s/ Robert D. Long, Jr.
                                       Robert D. Long, Jr.
                                       Vice President/CAO


                                 Date: April 23, 1996






                                  EXHIBIT INDEX


Exhibit
10.22 Purchase Agreement - Building 45 of the Dayton Industrial Complex - between the Partnership and Miller-Valentine Partners, dated December
           31, 1995.

10.23 Amendment to and Assignment of Purchase Agreement - Building 45 of the Dayton Industrial Complex - between the Partnership, Miller-
           Valentine Partners and Mid-States Development  Company, dated April 8,
           1996.

10.24      Assignment of Permits,  Etc. -  Building 45 of  the Dayton  Industrial
           Complex - between the Partnership and Mid-States Development Company, dated April 8, 1996.

10.25      Assignment and Assumption  of Leases and Security  Deposits - Building
           45 of  the Dayton  Industrial Complex  - between  the Partnership  and
           Mid-States Development Company, dated April 8, 1996.

10.26      Assignment of  Warranties  -  Building  45 of  the  Dayton  Industrial
           Complex - between the Partnership and Mid-States Development Company, dated April 8, 1996.

10.27      Bill  of Sale and  Assignment - Building  45 of the  Dayton Industrial
           Complex - between the Partnership and Mid-States Development Company, dated April 8, 1996.

10.28      Limited Warranty Deed -  Building 45 of the Dayton  Industrial Complex
           - between  the Partnership and  Mid-States Development  Company, dated
           April 8, 1996.

10.29 Purchase Agreement - Building 52 of the Dayton Industrial Complex - between the Partnership and Miller-Valentine Partners, dated December
           31, 1995.

10.30      Assignment  of  Purchase  Agreement  -   Building  52  of  the  Dayton
           Industrial  Complex  -   between  the  Partnership,   Miller-Valentine
           Partners and Mid-States Development Company, dated April 8, 1996.

10.31      Assignment of Permits,  Etc. -  Building 52 of  the Dayton  Industrial
           Complex - between the Partnership and Mid-States Development Company, dated April 8, 1996.

10.32      Assignment and Assumption of Leases  and Security Deposits -  Building
           52 of  the Dayton  Industrial Complex  - between  the Partnership  and
           Mid-States Development Company, dated April 8, 1996.

                                  EXHIBIT INDEX

Exhibit

10.33      Assignment  of  Warranties -  Building  52  of the  Dayton  Industrial
           Complex - between the Partnership and Mid-States Development Company, dated April 8, 1996.

10.34      Bill of Sale  and Assignment  - Building 52  of the Dayton  Industrial
           Complex - between the Partnership and Mid-States Development Company, dated April 8, 1996.

10.35      Limited Warranty Deed -  Building 52 of the Dayton  Industrial Complex
           - between  the Partnership and  Mid-States Development  Company, dated
           April 8, 1996.